T. Rowe Price Funds

Supplement to the following prospectuses, each as dated below (as supplemented)

MARCH 1, 2018
Africa & Middle East	Institutional International Concentrated Equity
Asia Opportunities	Institutional International Core Equity
Emerging Europe	Institutional International Growth Equity
Emerging Markets Stock	International Concentrated Equity
Emerging Markets Value Stock	International Discovery
European Stock	International Equity Index
Global Growth Stock	International Stock
Global Stock	International Value Equity
Institutional Africa & Middle East	Japan
Institutional Emerging Markets Equity	Latin America
Institutional Frontier Markets Equity	New Asia
Institutional Global Focused Growth Equity	Overseas Stock
Institutional Global Growth Equity	U.S. Bond Enhanced Index
Institutional Global Value Equity
MAY 1, 2018
Emerging Markets Bond	International Bond Fund (USD Hedged)
Emerging Markets Corporate Bond	QM Global Equity
Emerging Markets Local Currency Bond	QM U.S. Small & Mid-Cap Core Equity
Equity Index 500	QM U.S. Small-Cap Growth Equity
Extended Equity Market Index	Real Assets
Global High Income Bond	Real Estate
Global Real Estate	Small-Cap Value
Institutional Emerging Markets Bond	Spectrum International
International Bond	Total Equity Market Index
JULY 1, 2018
Intermediate Tax-Free High Yield	Tax-Free High Yield
Tax-Efficient Equity
OCTOBER 1, 2018
Credit Opportunities	Institutional Floating Rate
Floating Rate	Institutional High Yield
High Yield	U.S. High Yield

The Boards of Directors of the T. Rowe Price Funds listed in the table above (Funds) have approved removing the redemption fee from each Fund, effective April 1, 2019. Any redemption from a Fund (or exchange out of a Fund) with a trade date of April 1, 2019 or after will not be assessed a redemption fee, regardless of how long the shares were held.

Accordingly, effective April 1, 2019, the row referencing a redemption fee is removed from the table entitled “Fees and Expenses of the Fund” in Section 1 of each Fund’s prospectus.

Also, effective April 1, 2019, the first paragraph under the heading “Exchanging and Redeeming Shares” in Section 3 of each Fund’s prospectus is removed, and all of the information under the heading “Contingent Redemption Fee” in Section 3 of each Fund’s prospectus, including the table listing funds that assess a redemption fee, is removed in its entirety.

The date of this supplement is December 10, 2018.

G06-041 12/10/18

T. Rowe Price Funds

Supplement to prospectuses

The following information supplements the prospectuses for all T. Rowe Price Funds, except for the Variable Insurance Portfolios and any funds that are exempt from the general excessive and short-term trading policies adopted for the T. Rowe Price Funds.

Effective April 1, 2019, the T. Rowe Price Funds’ excessive and short-term trading policy will generally apply only to transactions that have a value of more than $5,000.

Accordingly, under the heading “Excessive and Short-Term Trading Policy” in Section 3 of each fund’s prospectus, the following is added as an additional bullet point under “General Exceptions,” effective April 1, 2019:

• Transactions having a value of $5,000 or less.

In addition, effective April 1, 2019, the disclosure under the heading “Excessive and Short-Term Trading Policy” in Section 3 of each fund’s prospectus is supplemented as follows:

Intermediaries and retirement plans held at T. Rowe Price may apply the excessive and short-term trading policy to transactions of any amount. For more information, please contact your intermediary and/or plan sponsor.

The date of this supplement is December 10, 2018.

G07-041 12/10/18